EXHIBIT 10.3

                                BLAINE CHICKERING

                       FY98 - INCENTIVE COMPENSATION PLAN



ITEM 1           MEET SALES QUOTA OF $43,356,000                        65 PTS
ITEM 2           MEET CONTRIBUTION MARGIN OBJECTIVE OF $12,696,000      40 PTS
ITEM 3           MEET PFA PLAN UNIT VOLUME OBJECTIVE OF 84,000          15 PTS
                 UNITS
ITEM 4           MEET GAS LOG OBJECTIVE OF 32,000 UNITS                 15 PTS
ITEM 5           MEET SALES OF COMPACT FIREPLACES OR LOGMATES           10 PTS
                 OF AT LEAST 11,500 UNITS
ITEM 6           ACHIEVE LOWES END OF SEASON INVENTORY TO 5%            10
                 TOTAL POINTS                                           155 PTS
                 EACH POINT IS WORTH $450.00





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                   FISCAL 1998 INCENTIVE COMPENSATION PROGRAM

                                BLAINE CHICKERING

1. 65 points for achieving U.S. total sales of $43,356,000. For each 1.0% increase or decrease from this projection, 1 point is added or subtracted.

2. Contribution margin objective is based on plan margin, less plan controllable expenses. The total is $12,696,000 and 29% of sales. For each 1% improvement or decline in the contribution margin, 1/2 point is added or subtracted.



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                                  JEFF POLOFSKY

                       FY98 - INCENTIVE COMPENSATION PLAN



ITEM 1           MEET SALES QUOTA OF $34,301,000                        50 PTS
ITEM 2           MEET CONTRIBUTION MARGIN OBJECTIVE OF $6,976,000       40 PTS
                 AND/OR 20.3%
ITEM 3           MEET FY97 CABLE TACKER UNIT PLAN OF $747,000           5 PTS
ITEM 4           MEET NAILGUN PLAN OF $1,550,000                        5 PTS
ITEM 5           ESTABLISH NEW BUSINESS WORTH AT LEAST $100,000         5 PTS
                 (EACH ACCOUNT WORTH 2 POINTS)
ITEM 6           IDENTIFY AND BE READY TO INTRODUCE INTO FY99           10 PTS
                 TWO NEW PRODUCTS WITH PLAN SALES OPPORTUNITIES
                 OF AT LEAST $500,000 EACH IN THE FIRST TWELVE
                 MONTHS OF IMPLEMENTATION
ITEM 7           MEET AVERAGE PLAN INVENTORY LEVELS                     10 PTS
ITEM 8           ASSIST DESA CANADA IN MEETING PLAN SALES,              20 PTS
                 MARGIN AND EXPENSE LEVELS
ITEM 9           MEET REMINGTON ELECTRIC CHAIN SAW GROSS                5 PTS
                 MARGIN OF 22.1%
ITEM 10          MEET CUSTOMER SERVICE LEVELS 99% ON TIME/FILL          15 PTS
                 RATES/DOLLARS
                 TOTAL POINTS                                           165 PTS
                 EACH POINT IS WORTH $412.00





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                   FISCAL 1998 INCENTIVE COMPENSATION PROGRAM

                                  JEFF POLOFSKY

1. 40 points for achieving U.S. total sales of $34,301,000. For each 1.0% increase or decrease from this projection, 1 point is added or subtracted.

2. Contribution margin objective is based on plan margin, less plan controllable expenses. The total is $6,976,000 and/or 20.3% of sales. For each 1% improvement or decline in the contribution margin, 2 points are added or subtracted.



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                                   SUE WALKER

                       FY98 - INCENTIVE COMPENSATION PLAN



ITEM 1           MEET SALES QUOTA OF $40,040,000                      110 PTS
ITEM 2           MEET CONTRIBUTION MARGIN OBJECTIVE OF $12,060,000    90 PTS
ITEM 3           MEET INDOOR HEATING SALES OF $14,630,000             20 PTS
ITEM 4           REMAIN ACTIVE GAMA REPRESENTATIVE FOR DESA           30 PTS
                 INTERNATIONAL AND ASSIST ON REGULATORY ISSUES
ITEM 5           DEVELOP NEW STRATEGIC PRODUCT/BUSINESS PLAN          15 PTS
                 FOR VANGUARD GROUP
ITEM 6           MEET AVERAGE INVENTORY OBJECTIVE FOR FY98            15 PTS
ITEM 7           MEET NUTEC STOVE SALES OBJECTIVE OF 6,000 UNITS      20 PTS
                 AND KINGSMAN STOVE PLAN OF 2,000 UNITS
                 TOTAL POINTS                                         300 PTS
                 EACH POINT IS WORTH $200.00





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                   FISCAL 1998 INCENTIVE COMPENSATION PROGRAM

                                   SUE WALKER

1. 90 points for achieving U.S. total sales of $40,040,000. For each 1.0% increase or decrease from this projection, 1 point is added or subtracted.

2. Contribution margin objective is based on plan margin, less plan controllable expenses. The total is $12,060,000. For each 1% improvement or decline in the contribution margin, 1 point is added or subtracted.